Exhibit 99.1

MoneyGram Announces Strategic Partnership with Ripple

Includes $30 million equity investment in MoneyGram and commercial partnership leveraging blockchain-based technology

Provides Update on Refinancing

DALLAS – June 17, 2019 – MoneyGram International, Inc. (NASDAQ: MGI), one of the world’s largest money transfer companies, announced today that it has entered into a strategic agreement with Ripple, a provider of leading enterprise blockchain solutions for global payments. This agreement will enable MoneyGram to utilize Ripple’s xRapid product (XRP) in foreign exchange settlement as part of the MoneyGram’s cross-border payment process. The partnership supports the companies’ shared goal of improving the settlement of cross-border payments by increasing efficiency and reducing cost through integration of the XRP platform.

Through this partnership, which will have an initial term of two years, Ripple will become MoneyGram’s key partner for cross-border settlement using digital assets. As part of this partnership, Ripple has made an initial investment of $30 million in MoneyGram equity, made up of common stock and a warrant to purchase common stock. Ripple purchased the newly-issued common stock (including the shares underlying the warrant) from MoneyGram at $4.10 per share, which represents a significant premium to MoneyGram’s current market price. In addition, at MoneyGram’s election, Ripple may fund additional purchases of common stock or warrants up to $20 million at a minimum price of $4.10 per share.

“I’m extremely excited about Ripple’s investment in MoneyGram and the related strategic partnership,” said Alex Holmes, MoneyGram Chairman and CEO. “As the payments industry evolves, we are focused on continuing to improve our platform and utilizing the best technology as part of our overall settlement process,” said Mr. Holmes. “Through our partnership with Ripple, we will also have the opportunity to further enhance our operations and streamline our global liquidity management. Since our initial partnership announced in January 2018, we have gotten to know Ripple and are looking forward to further leveraging the strengths of both of our businesses.”

Today, MoneyGram relies on traditional foreign exchange markets to meet its settlement obligations, which require advance purchases of most currencies. Through this strategic partnership, MoneyGram will be able to settle key currencies and match the timing of funding with its settlement requirements, reducing operating costs, working capital needs and improving earnings and free cash flow.

“This strategic partnership will enable MoneyGram to greatly improve its operations and enable millions of people around the world to benefit from its improved efficiency. This is a huge milestone in helping to transform cross-border payments and I look forward to a long-term, very strategic partnership between our companies,” said Brad Garlinghouse, CEO of Ripple.

“We are very pleased with the terms of the Ripple investment which supports the Company with permanent capital and additional liquidity,” said Larry Angelilli, Chief Financial Officer of MoneyGram. “This partnership also provides MoneyGram with the opportunity to improve operating efficiencies and increase earnings and free cash flow.”

Separately, MoneyGram is providing the update that it continues to make progress toward closing the refinancing of its existing first lien term and revolving facilities and expects to announce the closing of that transaction next week.

About MoneyGram

MoneyGram is a global leader in omnichannel money transfer and payment services that enables friends and family to safely, affordably, and conveniently send money for life’s daily needs in over 200 countries and territories.

The innovative MoneyGram platform leverages its leading digital and physical network, global financial settlement engine, cloud-based infrastructure with integrated APIs, and its unparalleled compliance program that leads the industry in protecting consumers.

For more information, please visit MoneyGram.com

Forward-Looking Statements

This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the company’s projected results of operations, specific factors expected to impact the company’s results of operations, and the expected restructuring and reorganization program results. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: our ability to consummate future common stock and warrant Issuances under the agreement with Ripple, our ability to close the Company’s contemplated second lien term facility or complete the refinancing of its first lien term loan and revolving credit facilities; our ability to compete effectively; our ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including our largest agent, Walmart, whether through the introduction by Walmart of additional competing “white label” branded money transfer products or otherwise; our ability to manage fraud risks from consumers or agents; the ability of us and our agents to comply with U.S. and international laws and regulations; litigation or investigations involving us or our agents; uncertainties relating to compliance with the agreements entered into with the U.S. federal government and the effect of the Agreements on our reputation and business; regulations addressing consumer privacy, data use and security; our ability to successfully develop and timely introduce new and enhanced products and services and our investments in new products, services or infrastructure changes; our ability to manage risks associated with our international sales and operations; our offering of money transfer services through agents in regions that are politically volatile; changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events; our substantial debt service obligations, significant debt covenant requirements and credit ratings; major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions; the ability of us and our agents to maintain adequate banking relationships; a security or privacy breach in systems, networks or databases on which we rely; disruptions to our computer network systems and data centers; weakness in economic conditions, in both the U.S. and global markets; a significant change, material slow down or complete disruption of international migration patterns; the financial health of certain European countries or the secession of a country from the European Union; our ability to manage credit risks from our agents and official check financial institution customers; our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others; our ability to attract and retain key employees; our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses; any restructuring actions and cost reduction initiatives that we undertake may not deliver the expected results and these actions may adversely affect our business; our ability to maintain effective internal controls; our capital structure and the special voting rights provided to designees of Thomas H. Lee Partners, L.P. on our Board of Directors; and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”), including the Company’s annual report on Form 10-K for the year ended December 31, 2018 and the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2019.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:

Investor Relations:

214-979-1400

ir@moneygram.com

Media:

Wendi Schlarb

media@moneygram.com

214-999-7687